comstock

Corporate Overview

Second Quarter 2025 Results and Updates

NYSE American: LODE

August 14, 2025

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in this report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, mercury remediation, and, lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mercury remediation, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with mercury remediation, metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; ability to achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology, mercury remediation technology and efficacy, quantum computing and advanced materials development, and development of cellulosic technology in bio-fuels and related carbon-based material production; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. 1/4/25

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Company Dashboard

comstock

NYSE American: LODE *In $ millions, except share price*	*Pre-Offering*	*Post-Offering*	Post Offering w/ Over Allotment
Outstanding Shares	35.9	49.2	51.2
Share Price	3.07	2.35	2.35
Market Capitalization	110.2	115.6	120.3
In $ millions, except share price	As of 6/30/25	As of 8/14/25	
Cash	18.6	45.0	49.2
Debt	10.6	0.0*	0.0*
Investments	40.3	40.3	40.3
Mineral Rights and Properties	12.0	12.0	12.0

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

* Assumes full extinguishment if Kips Bay Select convertible note and promissory notes

comstock

CORPORATE

METALS

INVESTMENTS

MINING

FUELS

Leadership



Corrado De Gasperis

Director, Executive Chairman & Chief Executive Officer



Judd B. Merrill

Chief Financial Officer, President, Comstock Mining



Dr. Fortunato Villamagna

President, Comstock Metals



Kevin E. Kreisler

CEO, Bioleum



David J. Winsness

CTO, Bioleum



William J. McCarthy

Chief Operating Officer

Independent Directors



William J. Nance

Lead Independent Director

Chair: Nominating, Executive, and Strategic Planning

Member: Audit & Finance, and Compensation & Organization



Leo M. Drozdoff

Independent Director

Chair: Compensation & Organization

Member: Nominating, Executive, Strategic Planning, and Environmental & Social



Walter "Del" A. Marting, Jr.

Independent Director

Chair: Audit & Finance

Member: Nominating, Executive, and Strategic Planning



Kristin M. Slanina

Independent Director

Member: Compensation & Organization, Audit & Finance, and Environmental & Social



Güez Salinas, PhD

Independent Director

Member: Environmental & Social

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership-governance/


comstock
METALS
Solar Panel Recycling
R2
v3
CERTIFIED

Electrification Drives Silver Demand

Photovoltaics Leading Demand Growth

- Demand for silver is expected to reach near-record levels in 2025 and growing
- Driven by its industrial applications, particularly in photovoltaics and electronics
- Conventional mine supply constraints persist
- Supply constraints likely to keep prices elevated


Demand for Silver
in Millions of Ounces
Silver demand has grown 14%, pushed higher by industrial applications and renewable tech in particular.
Industrial total 710.9M oz.
Electrical & Electronics
Photovoltaics
Other Industrial
Brazing Alloys & Solders
Investment
Photography
Total 1,219.1M oz.
485.6M oz.
Growth (2015-2024F)
232.0M oz.
173.5M oz.
29.8%
1.4%
51.8M oz.
212.0M oz.
211.3M oz.
58.8M oz.
26.1M oz.
-31.5%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024*
Silver industrial demand is forecast to increase 46% from 2023 to 2033.

Global Silver Demand Has Exceeded Supply

comstock METALS


Market Balance
Moz
US$/oz
100
50
0
-50
-100
-150
-200
-250
-300
40
35
30
25
20
15
10
5
0
Surplus
Deficit
2015
2017
2019
2021
2023
Balance
Silver Price

Source: Metals Focus, Bloomberg


Long Term Industrial Demand
Index 2021 = 100
500
400
300
200
100
0
2021
2023
2025
2027
PV Installations
Light Duty Vehicle Production
BEV & Hybrid Production

Source: GTM, Metals Focus, LMC Automotive, A GlobalDataCompany

Why Do We Do It



Reduce Toxicity in Landfills

- The Alpaugh Project
- 80,000 Panels
- 1 Metric Ton Of Lead



Why Toss Scarce Commodities

Each Standard Panel Contains

- **20 Grams – 0.64 Troy Oz Silver**
- 6.6 Pounds Aluminum
- 15 Pounds Elemental Silicon
- 15 Grams Of Lead
- Also: Indium, Iridium, Antimony, Manganese
- 40 Pounds Of Glass



Help Partner Companies Decarbonize

- Expected reduction in operational costs & liabilities
- Enhance their brand reputation
- Future-proof their business against evolving regulations & consumer preferences
- Unlock access to cheaper capital & open new market opportunities for our partners

Decommissioning to Offtake


LOGISTICS
RECYCLING SIZE REDUCTION, DELAMINATION, SEPARATION
OFFTAKE
DECOMMISSIONING
END-OF-LIFE PANELS & TRANSPORT
CONVEYANCE SYSTEM
SHREDDING
Panel Size Reduction (1" flakes)
DELAMINATION
Delamination Of Panels
SHREDDING
Treated Material Size Reduction
SEPARATION
3 Offtake Streams
RECOVERED MATERIALS



- Offering Scalability
- Offering A Unique Delamination Process
- Offering Transparency & Traceability
- Offering Value (No *bait-and-switch*, etc.)

Process 100% Recoverable Material




comstock
METALS


100%



Aluminum Can Recyclers



Glass Bottle Recyclers



Mineral Recovery Processors

Recycled Materials



Aluminum Flakes



Glass Pearls



Metal Tailings

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Electrification Product Recycling

comstock METALS


comstock
METALS

URBAN MINING

100% Full-Service End-of-Life Solar Waste Management

Operating Today & Scaling Up to the Largest U.S. Industrial Facility

Zero Landfill Solar Panel Recycling

- Currently operating commercial demonstration facility in Nevada (135,000 panels/year) since January 2024
- First Industrial-scale facility buildout on current Nevada complex
- Receiving upfront decommissioning and disposal fees
- Panel Waste Market: 10 million panels today, 33 million by 2030
- Building two new facilities in Nevada to capture U.S. strategic panel waste flow, strategic location for Southwestern peak waste flow
- Three 100,000-ton facilities process 10 million panels per year


Silver Springs, Nevada
Operating Commercial Demonstration Facility
135,000 end-of-life panels per year
Building #1 Industrial Facility


comstock
METALS
WILLSCOT


R2
CERTIFIED
comstock
METALS





The U.S. Market



Back to report
SUM OF NAMEPLATE CAPACITY (MW)
BY COUNTY AND STATE
State AK AL AR AZ CA CO CT DC DE FL GA HI IA ID IL IN KS KY LA MA MD ME MI MN MO MS MT NC NE NH NJ NM NV
UNITED STATES
MEXICO

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ)

Source: Comstock Management Compilation

Existing Customer Engagements


Calgary
Vancouver
Winnipeg
ONTARIO
QUEBEC
Seattle
MONTANA
NORTH DAKOTA
MINNESOTA
Ottawa
Montreal
NB
MAINE
NOVA
SOUTH DAKOTA
WISCONSIN
MICHIGAN
Toronto
VT
OREGON
WYOMING
NEW YORK
NH
MA
Boston
IOWA
CT
RI
NEBRASKA
PENN
NEVADA
United States
INDIANA
Washington
New York
UTAH
COLORADO
KANSAS
MISSOURI
WEST VIRGINIA
KENTUCKY
VIRGINIA
Las Vegas
TENNESSEE
NORTH CAROLINA
ARIZONA
NEW MEXICO
Dallas
SOUTH CAROLINA
GEORGIA
LOUISIANA
San Antonio
Houston
FLORIDA
Gulf of California
Monterrey
Gulf of America
Miami
Mexico

High Growth U.S. Market Opportunity

R2 v3 CERTIFIED comstock METALS

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Projected Comstock Metals Market Share and End-of-Life Solar Panels Waste Market - U.S.

	TONS	PANEL (Total) EQUIVALENT
By 2050 Panel Market	10,000,000	330,000,000
Comstock's Per Year Capacity by 2030	300,000+	10,000,000
By 2030 Panel Market	1,000,000	33,000,000
Each of Comstock's 3 Industrial Facilities	100,000	3,300,000
2025 Current Comstock Capacity	5,000	132,000



Comstock Metals Corp



Industry Scale Pro Forma Financials

(Pro forma – One 100,000 tons per year Facility)*

	$ per Ton	$ in 000's
Revenue *(tipping fee)*	$ 500	$ 50,000
Costs *(all in)*	$ 150	$ 15,000
Cash Profit	$ 350	$ 35,000
Plus Mineral & Metal Recoveries	$ 200	$ 55,000

* Requires capital expenditures of approximately $12 million.

End-of-Life Solar Recycling Market

(Estimate in tons)

	USA	Global
2025	100,000*	750,000
2030	1,000,000*	8,000,000
2050	8,000,000	80,000,000

*Substantial majority generated from southwest region of the U.S. (CA,AZ,NV)


Nevada
Reno
California
Las Vegas
Arizona

comstock METALS

Comstock Investments

comstock REAL ESTATE

Investments

Investment Type (*in millions*)		Cost	Est. FMV
Mineral Properties & Rights	comstock MINING	$11.98	$203.49 *
Assets Held & Planned for Sale	comstock REAL ESTATE	$7.05	$40.00
Sierra Springs Opportunity Fund Inc.	SIERRA SPRINGS	$7.95	$35.00
Green Li-Ion	green li-ion	$1.25	$18.20
Bioleum Corporation	BIOLEUM	$65.00	$532.00 **
Net Operating Loss Carryforwards (NOLs)	comstock	$0.00	$54.84
Total		$93.23	$883.53

* *based on $3,000 Gold and $33 Silver price*
** *based on fully diluted ownership of 76% x $700 million*

comstock

Contact Us

Corrado De Gasperis
Executive Chairman & CEO
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com

Comstock.Inc